                             THE GABELLI VALUE FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998


TO OUR SHAREHOLDERS,

        In the third quarter of 1998, ongoing international economic distress, diminished corporate earnings prospects, our prime time political crisis and the collapse of one of the world's largest hedge funds combined to send the stock market sharply lower. Somewhat uncharacteristically, the richly priced large cap growth stocks that dominate the Standard & Poor's 500 stock index held up better than more reasonably valued market sectors. The yield on the 30 year Treasury bond dropped below 5.0% as international and U.S. investors sought the safety of the world's most secure credit.

INVESTMENT PERFORMANCE

        For the third quarter ended September 30, 1998, The Gabelli Value Fund's (the "Fund") net asset value declined 13.2%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Index declined 9.9%, 17.2% and 20.2%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. Over the trailing twelve month period, the Fund was up 11.7%. The S&P 500 rose 9.1% while the Value Line Composite and Russell 2000 declined 11.4% and 19.0%, respectively, over the same twelve month period.

        For the five year period ended September 30, 1998, the Fund's return averaged 15.6% annually versus average annual returns of 19.9%, 12.4% and 9.1% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on September 29, 1989 through September 30, 1998, the Fund has a total return of 254.7%, which equates to an average annual return of 15.1%.

WHAT WE DO

        The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last nine years at The Gabelli Value Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy

[ARTWORK]

INVESTMENT RESULTS (a)

                                                                     Quarter
                                            ---------------------------------------------------------
                                               1st              2nd             3rd               4th               Year
                                               ---              ---             ---               ---               ----
1998:     Net Asset Value                   $16.43          $16.94           $14.71               __                __
          Total Return .................     14.9%            3.1%           (13.2)%              __                __
-----------------------------------------------------------------------------------------------------------------------------
1997:     Net Asset Value                   $11.63          $14.11           $15.73           $14.30            $14.30
          Total Return .................      1.0%           21.3%            11.5%             8.6%             48.2%
-----------------------------------------------------------------------------------------------------------------------------
1996:     Net Asset Value                   $12.88          $13.08           $12.63           $11.52            $11.52
          Total Return .................     10.9%            1.6%            (3.4)%            0.0%              8.7%
-----------------------------------------------------------------------------------------------------------------------------
1995:     Net Asset Value                   $11.41          $11.75           $12.81           $11.61            $11.61
          Total Return .................      8.8%            3.0%             9.0%             0.3%             22.5%
-----------------------------------------------------------------------------------------------------------------------------
1994:     Net Asset Value                   $11.37          $11.55           $12.43           $10.49            $10.49
          Total Return .................     (6.0)%          1.6%              7.6%            (2.7)%             0.0%
-----------------------------------------------------------------------------------------------------------------------------
1993:     Net Asset Value                   $11.15          $11.93           $13.92           $12.09            $12.09
          Total Return .................     10.1%            7.0%            16.7%             1.5%             39.4%
-----------------------------------------------------------------------------------------------------------------------------
1992:     Net Asset Value                   $10.40           $9.84           $10.04           $10.13            $10.13
          Total Return .................      9.7%           (5.4)%            2.0%             6.4%             12.7%
-----------------------------------------------------------------------------------------------------------------------------
1991:     Net Asset Value                    $9.51           $9.50            $9.57            $9.48             $9.48
          Total Return .................     11.8%           (0.1)%            0.7%             2.5%             15.3%
-----------------------------------------------------------------------------------------------------------------------------
1990:     Net Asset Value                    $9.23           $9.36            $8.19            $8.51             $8.51
          Total Return .................     (2.4)%           1.4%           (12.5)%            9.0%             (5.6)%
-----------------------------------------------------------------------------------------------------------------------------
1989:     Net Asset Value ..............        __              __               __            $9.58             $9.58
-----------------------------------------------------------------------------------------------------------------------------
          Total Return  ................        __              __               __             2.1%(b)           2.1%(b)
-----------------------------------------------------------------------------------------------------------------------------

Average Annual Returns - September 30, 1998 (a)

1 Year                                 11.7%
                                       5.5%(c)
5 Year                                 15.6%
                                       14.3%(c)
Life of Fund (b)                       15.1%
                                       14.4%(c)



                        Dividend History
---------------------------------------------------------------
Payment (ex) Date     Rate Per Share         Reinvestment Price
-----------------     --------------         ------------------
December 29, 1997         $2.720                   $14.01
December 27, 1996         $1.110                   $11.57
December 27, 1995         $1.230                   $11.56
December 30, 1994         $1.600                   $10.49
December 31, 1993         $2.036                   $12.09
December 31, 1992         $0.553                   $10.13
December 31, 1991         $0.334                   $ 9.48
December 31, 1990         $0.420                   $ 8.51
March 19, 1990            $0.120                   $ 9.21
December 29, 1989         $0.068                   $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.

and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

        Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

        Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY
STORMY WEATHER OR THE PERFECT STORM

        In recent years, equity investors have seen nothing but blue skies with low inflation, low interest rates, a strong flow of funds into the markets and robust corporate earnings growth. Now this benign weather pattern has changed. Inflation remains in check and with deflationary winds blowing from the Far East and South America, inflation could fall even lower. Long term government bond yields are already at lows not seen in a generation and if the Federal Reserve drops short term rates again, long term rates could slide even lower. However, investors are starting to open umbrellas by putting more money into government bonds and less into stocks. They have not yet reached for the foul weather gear, but if the stock market storm intensifies, the flow of funds into equities may turn into a trickle. Finally, the outlook for corporate profits has been clouded by weak Asian economies and the possibility that the American consumer, much of whose savings is in stocks, may stop spending.

        The corporate profit picture is further obscured by storm clouds forming over our important Latin American trading partners. Pressure on Latin American currencies, particularly the Brazilian real, is threatening a regional recession. While U.S. and international monetary authorities are poised to provide disaster relief if necessary, any serious deterioration in Latin American economies would damage U.S.

corporate profits more than the tornadoes that swept through Southeast Asia. Asia was to provide future years profits, with millions of new consumers buying American products and services. Latin America is already a substantial source of revenues and profits for American corporations.

HEDGE FUNDS--POTENTIAL FINANCIAL EARTHQUAKES

        We can accurately predict rainfall and even hurricanes. Despite all the improvements in seismic technology, earthquakes always take us by surprise and generally cause substantial damage. The collapse of Long Term Capital Management ("LTCM"), one of the world's largest hedge funds, surprised nearly everyone in the financial community, including the banks and brokerage firms that were LTCM's largest lenders.

        What is the potential damage from this financial earthquake? In recent testimony to Congress explaining the Federal Reserve Bank of New York's role in helping to arrange a bailout of Long Term Capital Management, Federal Reserve Board Chairman Alan Greenspan said, "Had the failure of LTCM triggered the seizing up of markets, substantial damage could have been inflicted on many market participants, including some not directly involved with the firm, and could have potentially impaired the economies of many nations, including our own." Should the financial community's seismic experts have seen this coming? In his testimony, Mr. Greenspan reminds us that, "No matter how skillful the trading scheme, over the long haul, abnormal returns are sustained only through abnormal exposure to risk."

        What can we do to prevent another hedge fund earthquake and avoid damage to our financial infrastructure? Mr. Greenspan concludes that any attempt at direct regulation would simply drive hedge funds offshore. He urges institutional investors to more adequately assess the risks inherent in the highly leveraged, derivatives-based trading strategies employed by many hedge funds. We suspect the best earthquake prevention mechanism may have already been triggered, the substantial losses sustained by Long Term Capital's partners. We think they and others will think twice before building big houses on a financial fault line.

TOMORROW'S FORECAST

        We have a healthy regard for Mother Nature's ability to surprise us and we are therefore reluctant market forecasters. Nevertheless, we offer our thoughts. Will the economy be impacted either through a reduction in consumer spending or by a cutback in corporate expenditures? That depends on whether the consumer chooses to focus on the sunshine (job security, low inflation, low interest rates including lower mortgage payments and the possibility of lower taxes) or the rain (reduced net worth resulting from declines in their investment portfolios). Will corporations spend less in this uncertain global economic environment? Probably, but they will make the capital investments most necessary for their collective futures. Our forecast is for a profit slowdown, perhaps a substantial one, but not the profit recession the market seems to be anticipating. If we are right, stocks could rebound strongly from current levels.

MOSTLY CLOUDY WITH POCKETS OF SUNSHINE

        In the third quarter of 1998, the sun shone on our gold mining holdings:
Placer Dome, Homestake Mining and Echo Bay Mines. Quaker Oats helped warm the portfolio in the market storm. Telecommunications and media holdings were mixed, with Southern New England Telecommunications, Century Telephone, Cablevision Systems, Tele-Communications Inc. and Polygram brightening the portfolio, and Tribune Company and Seagram among our dark clouds. The market rained on upscale retailers such as Neiman Marcus, brokerage firms Lehman Brothers and Donaldson, Lufkin & Jenrette, agricultural equipment maker Deere and gaming stocks Hilton and Circus Circus Enterprises.

LET'S TALK STOCKS

        The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.


Cablevision Systems Corp. (CVC - $43.1875 - AMEX), based in Woodbury, NY, is one of the nation's leading telecommunications and entertainment companies, with operations including high speed multimedia delivery, subscription cable television services, professional sports teams and national cable television program networks. Cablevision serves over 3.3 million cable customers primarily in three core media markets: New York, Boston and Cleveland. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost 24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.


Chris-Craft Industries Inc. (CCN - $44.1875 - NYSE), through its 79.9% ownership of BHC Communications (BHC - $117.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 58.6% of United Television (UTVI - $106.75 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and four UPN affiliates. United Television has purchased WHSW in Baltimore for $80 million. The station's call letters were changed to WUTB and the station became a UPN affiliate. UTVI has an agreement to purchase WRBW, a UPN affiliate in Orlando, for $60 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.4 billion in cash and marketable securities.

DeKalb Genetics Corp. (DKB - $92.00 - NYSE), an agricultural genetics and crop biotechnology company, develops and sells hybrid seeds and is the second largest supplier of hybrid seed corn.

Monsanto (MTC - $56.25 - NYSE), which controls 40% of DeKalb's outstanding shares, won a three-month-long auction by agreeing to pay $100 in cash for each of the remaining shares, or $2.5 billion. The transaction is expected to be completed by year end.

Media General Inc. (MEG'A - $38.75- AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of about 250,000. Media General operates fourteen network television stations in Southeastern markets, including Tampa, Jacksonville and Birmingham and two cable television systems in Virginia. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company also produces newsprint from recycled newspapers at its Garden State Paper Co.


MediaOne Group Inc. (UMG - $44.4375 - NYSE), formerly US West Media Group, has finalized its split from the parent company US West. UMG is involved in domestic and international cable and telephony and international wireless communications. It is the third largest broadband cable company in the U.S. with over 5 million subscribers and 8 million homes passed. Its Directory and Informational business has been transferred to US West. MediaOne's strong financial position should allow the company to be one of the leaders in the upgrading of cable infrastructures. The Group has a variety of investment interests including 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc.


Navistar International Corp. (NAV - $22.625 - NYSE) is the leading North American producer of heavy and medium trucks and school buses under the International brand. The company is also the leading supplier of mid-range, 160 to 300 horsepower, diesel engines. NAV has an approximate 40% share of the medium duty truck market and 20% share of the heavy duty truck market. NAV participates in cyclical industries. Nonetheless, the company generates substantial cash flow, which is not presently taxed due to Navistar's large (nearly $1.8 billion) tax loss carryforwards. Part of the anticipated increase in cash flow is likely to be directed to a six year, $650 million capital spending, development and production program for the company's "next generation" truck.


Tele-Communications Inc. (TCOMA - $39.125 - Nasdaq), one of the largest cable television operators in the U.S., is guided by Dr. John Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International (TINTA - $20.75 - Nasdaq). An important strategic shift for the company is underway as some cable properties are being sold or transferred to allianced-partners, shifting debt and strengthening the company's balance sheet. AT&T (T - $58.4375 - NYSE) has agreed to acquire TCI, offering 0.7757 AT&T shares for each TCOMA share.

Telephone & Data Systems Inc. (TDS - $34.875 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.8 million customers in 35 states. The company was active in the PCS auctions and was the high bidder in markets with a combined population of 27 million. TDS owns 81.1% of United States Cellular Corp. (USM - $29.8125 - AMEX) and 82.4% of Aerial Communications (AERL - $3.6875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas encompassing approximately 27.6 million population equivalents. The transfer of substantially all of the assets of American Paging to TSR Wireless Holdings has been completed.

Viacom Inc. (VIA - $57.50 - AMEX; VIA'B - $58.00 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Paramount Communications and Blockbuster Entertainment were acquired. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

USA Networks Inc. (USAI - $19.4375 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

MINIMUM INITIAL INVESTMENT - $1,000

        The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

THE ROTH IRA

        The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices. Ask our representatives about the advantage of converting to a Roth IRA before 1999.

INTERNET

        You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

        Into everyone's life, a little rain must fall. We have enjoyed blue skies for so long that some investors appear disoriented by the recent market storms. We accept it as being a natural, in fact, necessary part of the investment weather pattern. The picnic has been postponed, not canceled. Stocks are now more reasonably priced and we believe we have a picnic basket full of appetizing value. We may still experience more market thunderstorms, but they will pass and the sun will reappear.


        The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.


                                              Sincerely,

                                              /s/ MARIO J. GABELLI

                                              MARIO J. GABELLI, CFA
                                              Portfolio Manager and
                                              Chief Investment Officer

October 30, 1998



                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1998
                               ------------------

Viacom Inc.                             Navistar International Corp.
Media General Inc.                      Tele-Communications Inc.
Cablevision Systems Corp.               DeKalb Genetics Corp.
MediaOne Group Inc.                     USA  Networks Inc.
Chris-Craft Industries Inc.             Telephone & Data Systems






NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    ------
                        COMMON STOCKS--99.3%
                        AEROSPACE--1.1%
        135,000         Boeing Co. ........................   $  4,632,188
        210,000         Fairchild Corp., Cl. A+............      2,966,250
                                                              ------------
                                                                 7,598,438
                                                              ------------
                        AGRICULTURE--2.7%
        202,000         DeKalb Genetics Corp., Cl. B.......     18,584,000
                                                              ------------
                        AUTOMOTIVE: PARTS AND ACCESSORIES--2.0%
        311,000         Dana Corp. ........................     11,604,188
         25,600         Modine Manufacturing Co. ..........        742,400
         19,900         Quaker State Corp. ................        289,794
         30,000         Ragan (Brad) Inc.+.................      1,147,500
                                                              ------------
                                                                13,783,882
                                                              ------------
                        AVIATION: PARTS AND SERVICES--0.5%
         22,000         Barnes Group Inc. .................        624,250
        165,000         Coltec Industries Inc. ............      2,495,625
         10,000         Precision Castparts Corp. .........        412,500
                                                              ------------
                                                                 3,532,375
                                                              ------------
                        BROADCASTING--6.2%
        160,000         Ackerley Group Inc. ...............      3,160,000
        517,020         Chris-Craft Industries Inc.+.......     22,845,821
        110,000         Gray Communications Systems Inc.,
                          Cl. B............................      2,736,250
        330,000         Grupo Televisa SA, GDR+............      6,373,125
        120,000         Liberty Corp. .....................      4,987,500
        275,000         Paxson Communications Corp., Cl.
                          A+...............................      2,526,563
                                                              ------------
                                                                42,629,259
                                                              ------------
                        BUSINESS SERVICES--0.5%
        127,000         Berlitz International Inc., New+...      3,349,625
                                                              ------------
                        CABLE--18.9%
         20,750         Cable Michigan Inc.+...............        721,063
      1,130,000         Cablevision Systems Corp., Cl.
                          A+...............................     48,801,875
      1,000,000         MediaOne Group Inc. ...............     44,437,500
        720,000         TCI Ventures Group.................     12,915,000
        530,000         Tele-Communications Inc., Cl. A,
                          New+.............................     20,736,250
                                                              ------------
                                                               127,611,688
                                                              ------------
                        COMMUNICATIONS EQUIPMENT--0.3%
         36,000         Northern Telecom Ltd. .............      1,152,000
         30,000         Scientific-Atlanta Inc. ...........        633,750
                                                              ------------
                                                                 1,785,750
                                                              ------------
                        CONSUMER PRODUCTS--2.3%
        450,000         Carter-Wallace Inc. ...............   $  7,059,375
        110,000         General Cigar Holdings Inc. .......        708,125
        168,000         General Cigar Holdings Inc., Cl. B+
                          (a)..............................      1,081,500
        190,000         Ralston Purina Group...............      5,557,500
         41,700         Syratech Corp.+....................        834,000
                                                              ------------
                                                                15,240,500
                                                              ------------
                        CONSUMER SERVICES--1.7%
        190,000         Cendant Corp. .....................      2,208,750
        250,000         Loewen Group Inc. .................      3,687,500
        300,000         Rollins Inc. ......................      5,325,000
                                                              ------------
                                                                11,221,250
                                                              ------------
                        DIVERSIFIED INDUSTRIAL--2.5%
         80,000         Honeywell Inc. ....................      5,125,000
        150,000         ITT Industries Inc. ...............      5,081,250
        219,000         Katy Industries Inc. ..............      3,599,813
         60,000         Lamson & Sessions Co.+.............        273,750
        250,000         Tyler Corp.+.......................      1,906,250
         65,000         WHX Corp. .........................        836,875
                                                              ------------
                                                                16,822,938
                                                              ------------
                        ENERGY--1.5%
         55,000         Global Marine Inc. ................        608,438
        200,000         Pennzoil Co. ......................      7,012,500
        140,000         Southwest Gas Corp. ...............      2,861,250
                                                              ------------
                                                                10,482,188
                                                              ------------
                        ENTERTAINMENT--13.3%
        180,660         Ascent Entertainment Group Inc.+...      1,445,280
         70,100         GC Companies Inc.+.................      2,707,613
          5,000         PolyGram NV........................        283,750
        781,500         USA Networks Inc.+.................     15,190,406
         72,000         Tele-Communications Inc./Liberty
                          Media Group, Cl. A...............      2,641,500
      1,182,000         Viacom Inc., Cl. A+................     67,965,000
                                                              ------------
                                                                90,233,549
                                                              ------------
                        EQUIPMENT AND SUPPLIES--9.4%
        210,000         Aeroquip-Vickers Inc. .............      6,037,500
        310,000         AMP Inc. ..........................     11,082,500
         50,000         Ampco-Pittsburgh Corp. ............        731,250
         28,000         Deere & Co. .......................        847,000
        175,000         Flowserve Corp. ...................      3,543,750
        130,000         Gerber Scientific Inc. ............      3,510,000
        240,000         Hussmann International Inc. .......      3,405,000
        970,000         Navistar International Corp. ......     21,946,250
        263,600         Pittway Corp., Cl. A...............      6,293,450
         75,000         Sequa Corp., Cl. A+................      4,223,438

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    ------
                        COMMON STOCKS (CONTINUED)
                        EQUIPMENT AND SUPPLIES (CONTINUED)
         24,500         Sequa Corp., Cl. B+................   $  1,786,203
          7,500         Smith (A.O.) Corp. ................        146,250
                                                              ------------
                                                                63,552,591
                                                              ------------
                        FINANCIAL SERVICES--1.7%
         55,000         Allied Group Inc. .................      2,643,438
        165,000         American Bankers Insurance Group
                          Inc. ............................      7,012,500
          2,000         Donaldson, Lufkin & Jenrette
                          Inc. ............................         51,125
         30,000         Lehman Brothers Holdings Inc. .....        847,500
         42,300         Pioneer Group Inc..................        697,950
                                                              ------------
                                                                11,252,513
                                                              ------------
                        FOOD AND BEVERAGE--5.0%
         33,739         Advantica Restaurant Group Inc.+...        160,260
         75,000         Corn Products International
                          Inc.+............................      1,893,750
        300,000         PepsiCo Inc. ......................      8,831,250
        200,000         Quaker Oats Co. ...................     11,800,000
         45,000         Seagram Co. Ltd. ..................      1,290,938
        606,500         Whitman Corp. .....................      9,666,094
                                                              ------------
                                                                33,642,292
                                                              ------------
                        HEALTH CARE--0.4%
        300,000         IVAX Corp.+........................      2,625,000
                                                              ------------
                        HOTELS AND GAMING--2.6%
        502,000         Aztar Corp.+.......................      1,945,250
        200,000         Circus Circus Enterprises Inc.+....      1,887,500
        183,301         Gaylord Entertainment Co., Cl. A...      5,464,661
        230,000         Hilton Hotels Corp. ...............      3,924,375
        250,000         Mirage Resorts Inc.+...............      4,187,500
                                                              ------------
                                                                17,409,286
                                                              ------------
                        METALS AND MINING--0.6%
         35,000         Barrick Gold Corp. ................        700,000
        158,000         Echo Bay Mines Ltd+................        375,250
         75,000         Homestake Mining Co. ..............        909,375
         55,000         Placer Dome Inc. ..................        759,688
        465,000         Royal Oak Mines Inc.+..............        319,688
        300,000         TVX Gold Inc.+.....................        806,250
                                                              ------------
                                                                 3,870,251
                                                              ------------
                        PAPER AND FOREST PRODUCTS--0.2%
         35,000         Sealed Air Corp. ..................      1,115,625
                                                              ------------
                        PUBLISHING--12.3%
        100,000         Golden Books Family Entertainment
                          Inc.+............................   $     15,625
         60,000         McGraw-Hill Companies Inc. ........      4,755,000
      1,700,000         Media General Inc., Cl. A..........     65,875,000
        160,000         Meredith Corp. ....................      5,120,000
        170,000         Penton Media Inc. .................      2,316,250
         60,000         Reader's Digest Association Inc.,
                          Cl. A............................      1,147,500
        190,000         Reader's Digest Association Inc.,
                          Cl. B............................      3,610,000
         10,000         Tribune Co. .......................        503,125
                                                              ------------
                                                                83,342,500
                                                              ------------
                        REAL ESTATE--1.5%
        650,000         Catellus Development Corp.+........      8,450,000
        130,000         Griffin Land & Nurseries Inc.+.....      1,438,124
                                                              ------------
                                                                 9,888,124
                                                              ------------
                        RETAIL--3.5%
         40,000         American Stores Co. ...............      1,287,500
         17,000         Burlington Coat Factory Warehouse
                          Corp. ...........................        250,750
        314,400         Giant Food Inc., Cl. A.............     13,578,149
        125,000         Hartmarx Corp.+....................        820,313
         50,000         Ingles Markets Inc., Cl. A.........        587,500
        130,000         Lillian Vernon Corp. ..............      1,763,125
        230,000         Neiman Marcus Group Inc.+..........      4,973,750
         40,000         Republic Industries Inc. ..........        582,500
                                                              ------------
                                                                23,843,587
                                                              ------------
                        SATELLITE--1.0%
        150,000         COMSAT Corp. ......................      5,287,500
         45,000         Loral Space & Communications
                          Ltd.+............................        663,750
        200,000         TCI Satellite Entertainment Inc.,
                          Cl. A+...........................        575,000
                                                              ------------
                                                                 6,526,250
                                                              ------------
                        SPECIALTY CHEMICALS--1.7%
        121,800         BetzDearborn Inc. .................      8,419,424
        150,000         Ferro Corp. .......................      2,981,250
                                                              ------------
                                                                11,400,674
                                                              ------------
                        TELECOMMUNICATIONS--2.3%
        577,549         Citizen Utilities Co., Cl. B+......      4,692,588
         60,000         Commonwealth Telephone Enterprises
                          Inc.+............................      1,225,625
        180,000         Frontier Corp. ....................      4,927,500
        134,000         RCN Corp.+.........................      1,742,000
         37,000         Southern New England
                          Telecommunications Corp. ........      2,890,624
                                                              ------------
                                                                15,478,337
                                                              ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    ------
                        COMMON STOCKS (CONTINUED)
                        WIRELESS COMMUNICATIONS--3.6%
        161,000         Century Telephone Enterprises
                          Inc. ............................   $  7,607,250
         60,000         Rogers Cantel Mobile Communications
                          Inc., Cl. B......................        461,250
        250,000         Telecom Italia Mobile SpA..........      1,457,002
        430,100         Telephone and Data Systems Inc. ...     14,999,737
                                                              ------------
                                                                24,525,239
                                                              ------------
                        TOTAL COMMON STOCKS................    671,347,711
                                                              ------------
                        PREFERRED STOCK--0.5%
                        PUBLISHING--0.5%
        155,500         News Corp. Ltd., ADR Preference
                          Shares...........................      3,479,312
                                                              ------------

      PRINCIPAL
       AMOUNT
      ---------
                        CORPORATE BONDS--0.1%
                        ENTERTAINMENT--0.1%
     $  497,000         Viacom Inc., Sub. Deb.,
                          8.00% due 07/07/06..................       508,182
                                                                ------------
                        U.S. GOVERNMENT OBLIGATIONS--0.4%
      3,014,000         U.S. Treasury Bills, 4.59% to
                          4.64%++ due 11/12/98-12/24/98 (b)...     2,992,427
                                                                ------------

                                                                 MARKET
                                                                 VALUE
                                                                 ------
                        TOTAL INVESTMENTS--100.3%
                          (Cost $520,380,322)..............   $678,327,632
                                                              ------------
                        OTHER ASSETS AND
                          LIABILITIES (NET)--(0.3)%........     (1,809,840)
                                                              ------------
                        NET ASSETS--100.0% (45,998,680
                          shares outstanding)..............   $676,517,792
                                                              ============
                        NET ASSET VALUE, AND REDEMPTION
                          PRICE PER SHARE..................         $14.71
                                                                    ======
                        MAXIMUM OFFERING PRICE PER SHARE
                          ($14.71/.945, based on maximum
                          sales charge of 5.5% of the
                          offering price at September 30,
                          1998.)...........................         $15.57
                                                                    ======
FUTURES CONTRACTS

NUMBER OF                                          UNREALIZED
CONTRACTS                                         APPRECIATION
---------                                         ------------
   200       Short S&P 500 Index Futures,
               12/17/98........................   $    303,466

------------------------------

 (a)   Security fair valued as determined by the Board of Directors.
 (b)   Securities pledged as collateral for futures contracts.
   +   Non-income producing security.
  ++   Represents annualized yield at date of purchase.
 ADR-- American Depositary Receipt.
 GDR-- Global Depositary Receipt.

                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Robert J. Morrissey
Chairman and Chief              Attorney-at-Law
Investment Officer              Morrissey & Hawkins
Gabelli Funds, Inc.

Bill Callaghan                  Karl Otto Pohl
President                       Former President
Bill Callaghan Associates       Deutsche Bundesbank

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.
                          OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
President and Chief             Chief Operating Officer,
Investment Officer              Vice President and
                                Treasurer
James E. McKee
Secretary

                                   CUSTODIAN
                     Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                  UNDERWRITER
                            Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                                                       [MARIO J. GABELLI PHOTO]


                                                           THIRD QUARTER REPORT
                                                             SEPTEMBER 30, 1998